SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



        Date of Report (Date of earliest event reported): December 3, 1999


                             STRATESEC INCORPORATED
             (Exact name of registrant as specified in its charter)


     Delaware                    1-13427                     22-2817302
    (State of             (Commission File No.)            (IRS Employer
  Incorporation)                                        Identification No.)


                          105 Carpenter Drive, Suite C
                            Sterling, Virginia 20164
         (Address of principal executive offices, including zip code)



                                 (703) 709-8686
              (Registrant's telephone number, including area code)




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                             STRATESEC INCORPORATED

Item 4.  Changes in Registrant's Certifying Accountant

         On December 3, 1999, STRATESEC Incorporated (the "Registrant") dismissed Grant Thornton LLP ("Grant Thornton") as its independent auditors and appointed Keller, Bruner & Co., LLP ("Keller Bruner") as its independent auditors for the fiscal year ending December 31, 1999. The decision to dismiss Grant Thornton and to retain Keller Bruner was recommended by the Registrant's audit committee and approved by its Board of Directors.

         The reports of Grant Thornton as of and for the fiscal years ended December 31, 1998 and 1997 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 1998 and 1997, there were no (i) disagreements between Grant Thornton and the Registrant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports on the Registrant's financial statements, or (ii) "reportable events" within the meaning of Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

         On December 7, 1999, the Registrant engaged the certified public accounting firm of Keller, Bruner & Co., LLP to serve as its principal independent accounting firm to audit its financial statements for the year ended December 31, 1999. Prior to the engagement of Keller Bruner, the Registrant did not consult with such firm on any accounting, auditing or financial reporting issue.

         The Registrant has furnished Grant Thornton with a copy of this report and has requested it to furnish the Registrant with a letter addressed to the Securities and Exchange Commission (the "SEC") stating whether it agrees with the statements made by the Registrant in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. A copy of Grant Thornton's letter to the SEC, dated December 9, 1999, is filed as Exhibit
16.1 to this Form 8-K.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.  The following exhibits are filed with this report:

         16.1 Letter from Grant Thornton to the SEC regarding the change in the Registrant's certifying accountant dated December 9, 1999.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    STRATESEC INCORPORATED


                                    /s/ Wirt D. Walker, III
                                    Wirt D. Walker, III
                                    Chairman aChief Executive Officer



Dated: December 10, 1999

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                              STRATESEC Incorpated
                                  Exhibit Index
                                   to Form 8-K

Exhibit No.                         Description

16.1 Letter from Grant Thornton to the SEC regarding the change in the Registrant's certifying accountant dated December 9, 1999.

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